SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        --------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 24, 1997
                                                           -------------

                              VALUE PROPERTY TRUST
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                    1-6613               23-1862664
----------------------------      ------------       -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
of incorporation)                 File Number)       Identification No.)



       120 Albany Street, 8th Floor
       New Brunswick, New Jersey                            08901-2163
-----------------------------------------------             ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (908) 296-3080

                      VALUE PROPERTY TRUST AND SUBSIDIARIES

                                      INDEX




                                                                       Page No.

Item 2.    Acquisition or Disposition of Assets.................           2

Item 7.    Financial Statements and Exhibits ...................          2-3

           Signatures      .....................................           4

           Appendix A ..........................................      F-1 - F-8

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K




ITEM 2.              ACQUISITION OR DISPOSITION OF ASSETS


           On June 24, 1997, Value Property Trust (the "Trust") received net proceeds of $40.1 million from the sale of three real estate properties to an unaffiliated third party. The carrying value of these real estate properties was approximately $28.6 million. The properties were located in California and were divested based on a number of factors including the price offered, the Trust's evaluation of the property's potential for future appreciation and the current return to the Trust. The Trust continues to operate 23 properties in eight states.

           Two of the sold properties were encumbered under the terms of the indenture relating to the Floating Rate Notes (the "New Indenture"). On July 1, 1997, the Trust used $22.1 million of the net proceeds from the sale of the encumbered properties to prepay a portion of the Floating Rate Notes, as required under the terms of the New Indenture.

           During the second quarter of fiscal 1997, as previously reported on Form 8-K filed with the Securities and Exchange Commission on April 1, 1997, the Trust received net proceeds of $28.2 million from the sale of four real estate properties to unaffiliated third parties. These sales occurred between February 21, 1997 and March 17, 1997. The carrying value of these real estate properties was approximately $22.4 million. Three of the properties, located in Maine, Oregon and Washington, are outside of the geographic regions in which the Trust is focusing its ongoing operating activities. The fourth property, located in Pennsylvania, was divested based on a number of factors including the price offered, the Trust's evaluation of the property's potential for future appreciation and the then current return to the Trust.

           Two of the properties sold during the second quarter of fiscal 1997 were encumbered under the terms of the indenture relating to the Floating Rate Notes (the "New Indenture"). The Trust used $11.1 million of the net proceeds from the sale of the encumbered properties to prepay a portion of the Floating Rate Notes on March 3, 1997 and April 1, 1997, as required under the terms of the New Indenture.


ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS


                     (b) Pro Forma Financial Information

           The Pro Forma Balance Sheet as of March 31, 1997, the Pro Forma Statement of Operations for the Six Months Ended March 31, 1997 and for the Year Ended September 30, 1996, which are attached as Appendix A, hereto, have been prepared to reflect the sale of seven real estate properties and the repayment of related debt. The pro-forma financial information is based on and should be read in conjunction with the historical financial statements and the notes thereto filed as part of the Trust's quarterly report on Form 10-Q for the quarter ended March 31, 1997 and the Trust's annual report on Form 10-K for the fiscal year ended September 30, 1996. The Pro Forma Balance Sheet as of March 31, 1997 was prepared as if the third quarter property sales and the related loan repayment had occurred on March 31, 1997. In addition, the Pro Forma
Balance Sheet as of March 31, 1997 reflects the loan repayment from a second quarter property sale which was required on April 1, 1997 under the terms of the New Indenture. The Pro Forma Statement of Operations for the six months ended March 31, 1997 and for the year ended September 30, 1996 were prepared as if the property sales which occurred during the second and third quarters of fiscal 1997 and the related loan repayments had occurred on October 1, 1995. The pro forma financial information is unaudited and not necessarily indicative of the results that would have actually occurred had the seven property sales and related loan repayments been consummated at the beginning of fiscal 1996 nor does it purport to represent the financial position and results of operations for future periods.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


                                   SIGNATURES







         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                Value Property Trust




                                /s/Robert T. English
                                --------------------
                                Robert T. English
                                Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)







DATE:   July 9, 1997

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K



                                  APPENDIX A TO
                           CURRENT REPORT ON FORM 8-K
                                  ITEMS 2 AND 7


Pro Forma Unaudited Financial Statements as of March 31, 1997 and audited Financial Statements as of September 30, 1996.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


FORM 8-K -- Item 2 and 7 (b)

INDEX OF PRO FORMA FINANCIAL STATEMENTS


                                                                       Page No.

Pro Forma Balance Sheet as of March 31, 1997.........................  F-2 - F-3

Pro Forma Statement of Operations for the Six
      Months Ended March 31, 1997 ...................................  F-4 - F-5

Pro Forma Statement of Operations for the Year
      Ended September 30, 1996 ......................................    F-6

Notes and Management's Assumptions to Unaudited
      Pro Forma Financial Statements.................................  F-7 - F-8

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

--------------------------------------------------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED BALANCE SHEETS (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------------------------------------------------


                                                                Historical                                     Pro Forma
                                                                 March 31,           Pro Forma                  Amount
                                                                   1997             Adjustments              (As Adjusted)
                                                              ------------          ------------             ------------
                                         ASSETS
Assets Held for Sale:
   Investment in partnerships..............................   $     15,906          $     (4,590)  A         $     11,316
   Real estate owned.......................................         47,076               (23,811)  A               23,265
                                                              ------------          ------------             ------------
         Total Assets Held for Sale........................         62,982               (28,401)                  34,581
                                                              ------------          ------------             ------------

Assets Held for Investment:
   Mortgage loans..........................................            605                                            605
   Real estate owned.......................................         37,801                                         37,801
                                                              ------------          ------------             ------------
         Total Assets Held for Investment..................         38,406                                         38,406
                                                              ------------          ------------             ------------

         Total Invested Assets.............................        101,388               (28,401)                  72,987

Cash and cash equivalents..................................         53,526                18,040   A               71,566
Restricted cash............................................         11,943                (6,847)  A                5,096
Interest receivable and other assets.......................          3,908                                          3,908
                                                              ------------          ------------             ------------
         Total Assets......................................   $    170,765          $    (17,208)            $    153,557
                                                              ============          ============             ============

                                       LIABILITIES

Senior secured notes (due 1999)............................   $     49,729          $    (28,936)  A         $     20,793
Accounts payable and accrued expenses......................          1,540                                          1,540
Interest payable...........................................            252                                            252
                                                              ------------          ------------             ------------
         Total Liabilities.................................         51,521               (28,936)                  22,585
                                                              ------------          ------------             ------------

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

--------------------------------------------------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED BALANCE SHEETS (Unaudited)(continued0
(In Thousands)
--------------------------------------------------------------------------------------------------------------------------


                                                                Historical                                     Pro Forma
                                                                 March 31,           Pro Forma                  Amount
                                                                   1997             Adjustments              (As Adjusted)
                                                              ------------          ------------             ------------
                                  SHAREHOLDERS' EQUITY

Preferred shares, $1 par value:
   3,500,000 shares authorized, none issued................             --                    --                       --
Common shares, $1 par value:
   20,000,000 shares authorized,
     11,226,310 shares
     issued and outstanding................................         11,226                                         11,226
Additional paid-in capital.................................         88,848                                         88,848
Accumulated earnings.......................................         19,170                11,728   A               30,898
                                                              ------------          ------------             ------------
         Total Shareholders' Equity........................        119,244                11,728                  130,972
                                                              ------------          ------------             ------------

         Total Liabilities and
           Shareholders' Equity............................   $    170,765          $    (17,208)            $    153,557
                                                              ============          ============             ============



                             See accompanying notes to the consolidated financial statements.


VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
(In Thousands Except Per Share Data)
------------------------------------------------------------------------------------------------------------------------------------


                                                      Six Months
                                                         Ended                                                          Pro Forma
                                                      March 31,             Pro Forma             Pro Forma              Amount
                                                         1997             Adjustments *        Adjustments **         (As Adjusted)
                                                     -------------       -------------        --------------           -------------
Revenue:
   Rental properties:
       Rental income.................................$      11,649       $      (1,918) B     $       (2,026) E        $       7,705
       Operating expense reimbursements..............        1,675                 (41) B               (627) E                1,007
   Interest and fee income on mortgage loans.........           42                                                                42
   Interest on short-term investments................        1,114                                                             1,114
   Other.............................................            8                                                                 8
                                                     -------------       -------------        --------------           -------------
       Total Revenue.................................       14,488              (1,959)               (2,653)                  9,876
                                                     -------------       -------------        --------------           -------------

Expenses:
   Interest..........................................        2,773                (433) C               (903) F                1,437
   Rental properties:
       Operating.....................................        4,931                (658) B               (786) E                3,487
       Depreciation and amortization.................          944                  (4) B               (253) E                  687
   Other operating expenses..........................        1,515                                                             1,515
                                                     -------------       -------------        --------------           -------------
       Total Expenses................................       10,163              (1,095)               (1,942)                  7,126
                                                     -------------       -------------        --------------           -------------

Income before gain on sale of real estate............        4,325                (864)                 (711)                  2,750
Gain on sale of real estate..........................        7,872              (6,077) D                                      1,795
                                                     -------------       -------------        --------------           -------------
Net income...........................................$      12,197       $      (6,941)       $         (711)          $       4,545
                                                     =============       =============        ==============           =============

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)(continued)
(In Thousands Except Per Share Data)
------------------------------------------------------------------------------------------------------------------------------------


                                                      Six Months
                                                         Ended                                                          Pro Forma
                                                      March 31,             Pro Forma             Pro Forma              Amount
                                                         1997             Adjustments *        Adjustments **         (As Adjusted)
                                                     -------------       -------------        --------------           -------------
Per share:
Income before gain on sale of real estate............$         .39                                                     $         .24
Gain on sale of real estate..........................          .70                                                               .16
                                                     -------------                                                     -------------
Net income ..........................................$        1.09                                                     $         .40
                                                     =============                                                     =============

Weighted average number of common
   shares outstanding................................       11,226                                                            11,226
                                                     =============                                                     =============



* Pro Forma adjustments for real estate properties sold during the second quarter of fiscal 1997.

** Pro Forma adjustments for real estate properties sold during the third quarter of fiscal 1997.








                                  See accompanying notes to the consolidated financial statements.


VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands Except Per Share Data)
------------------------------------------------------------------------------------------------------------------------------------


                                                       For the
                                                      Year Ended                                                         Pro Forma
                                                     September 30,        Pro Forma             Pro Forma                 Amount
                                                         1996            Adjustments *        Adjustments **           (As Adjusted)
                                                    -------------       -------------        --------------           -------------
                                                                         (Unaudited)           (Unaudited)               (Unaudited)
Revenue:
   Rental properties:
       Rental income............................    $      26,925       $      (4,312) G     $       (3,908) J        $      18,705
       Operating expense reimbursements.........            3,557                (140) G             (1,113) J                2,304
   Interest and fee income on mortgage loans....            2,853                                                             2,853
   Interest on short-term investments...........            1,713                                                             1,713
   Other........................................               18                                                                18
                                                    -------------       -------------        --------------           -------------
       Total Revenue............................           35,066              (4,452)               (5,021)                 25,593
                                                    -------------       -------------        --------------           -------------

Expenses:
   Interest.....................................           10,489                (386) H               (765) K                9,338
   Rental properties:
       Operating................................           12,084              (1,525) G             (1,633) J                8,926
       Depreciation and amortization............            2,347                 (67) G               (763) J                1,517
   Other operating expenses.....................            3,173                                                             3,173
                                                    -------------       -------------        --------------           -------------
       Total Expenses...........................           28,093              (1,978)               (3,161)                 22,954
                                                    -------------       -------------        --------------           -------------

Net income......................................    $       6,973       $      (2,474) I     $       (1,860) L        $       2,639
                                                    =============       =============        ==============           =============

Net income per share............................    $         .62                                                     $         .24
                                                    =============                                                     =============

Weighted average number of common
   shares outstanding...........................           11,226                                                            11,226
                                                    =============                                                     =============

* Pro Forma adjustments for real estate properties sold during the second quarter of fiscal 1997.

** Pro Forma adjustments for real estate properties sold during the third quarter of fiscal 1997.


                                  See accompanying notes to the consolidated financial statements.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


                    NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                      MARCH 31, 1997 AND SEPTEMBER 30, 1996

NOTE 1 - BASIS OF PRESENTATION

         The accompanying Pro Forma Balance Sheet as of March 31, 1997 is presented as if the real estate property sales which occurred on June 24, 1997 and the related loan repayment had occurred on March 31, 1997. In addition, the Pro Forma Balance Sheet as of March 31, 1997 reflects the loan repayment from a second quarter property sale which was required on April 1, 1997 under the terms of the New Indenture.

         The accompanying Pro Forma Statement of Operations for the six months ended March 31, 1997 and for the year ended September 30, 1996 are presented as if the real estate property sales which occurred during the second and third quarters of fiscal 1997 and the related loan repayments had occurred on October 1, 1995. The Pro Forma Statements of Operations do not assume an increase in investment income for the periods presented.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes hereto as of March 31, 1997 and September 30, 1996 filed as part of the Trust's quarterly report on Form 10-Q for the quarter ended March 31, 1997 and the Trust's annual report on Form 10-K for the fiscal year ended September 30, 1996, respectively. In management's opinion, all adjustments necessary to reflect the effects of these real estate property sales by the Trust have been made.

         The unaudited pro forma financial statements are not necessarily indicative of the actual financial position as of March 31, 1997 or what the actual results of operations would have been assuming the real estate property sales had been consummated on October 1, 1995, nor do they represent the financial position and results of operations for future periods.

NOTE 2 - ADJUSTMENTS TO THE PRO FORMA FINANCIAL STATEMENTS

A) Reflects the net proceeds of $40.1 million received from the sale of three real estate properties with a carrying value of approximately $28.4 million as of March 31, 1997. Reflects the use of $22.1 million of the net proceeds from the sale of two encumbered properties during the third quarter of fiscal 1997 to prepay a portion of the Floating Rate Notes, as required under the terms of the New Indenture. Reflects the use of $6.8 million of the net proceeds from the sale of an encumbered property during the second quarter of fiscal 1997 to prepay a portion of the Floating Rate Notes, which was required on April 1, 1997, under the terms of the New Indenture.

B) Reflects the reversal of revenue and expense associated with the operations of the four properties sold during the second quarter of fiscal 1997.

C) Reflects the reduction in interest expense related to the two encumbered properties sold during the second quarter of fiscal 1997.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

D) Reflects the reversal of the gain on sales of real estate, assuming the property sales were consummated on October 1, 1995. In conjunction with the adoption of Fresh Start Reporting on September 30, 1995, all gains and losses for a period of one year after such adoption are applied against the carrying value of long lived assets held for investment. Therefore, as a result of the adoption of Fresh Start Reporting, the pro forma statement of operations does not report the gain on sale of $6.1 million in net income, from the four real estate sales during the second quarter of fiscal 1997, but rather applies the $6.1 million as a reduction of the carrying value of the remaining assets held for investment.

E) Reflects the reversal of revenue and expense associated with the operations of the three properties sold during the third quarter of fiscal 1997.

F) Reflects the reduction in interest expense related to the two encumbered properties sold during the third quarter of fiscal 1997.

G) Reflects the reversal of revenue and expense associated with the operations of the four sold properties during the second quarter of fiscal 1997.

H) Reflects the reduction in interest expense related to the two encumbered properties sold during the second quarter of fiscal 1997.

I) Does not reflect the gain on sales of real estate, assuming the property sales were consummated on October 1, 1995. In conjunction with the adoption of Fresh Start Reporting on September 30, 1995, all gains and losses for a period of one year after such adoption are applied against the carrying value of long lived assets held for investment. Therefore, as a result of the adoption of Fresh Start Reporting, the pro forma statement of operations does not report the gain on sale of $6.1 million in net income, from the four real estate sales during the second quarter of fiscal 1997, but rather applies the $6.1 million as a reduction of the carrying value of the remaining assets held for investment.

J) Reflects the reversal of revenue and expense associated with the operations of the four sold properties during the third quarter of fiscal 1997.

K) Reflects the reduction in interest expense related to the two sold encumbered properties during the third quarter of fiscal 1997.

L) Does not reflect the gain on sales of real estate, assuming the property sales were consummated on October 1, 1995. In conjunction with the adoption of Fresh Start Reporting on September 30, 1995, all gains and losses for a period of one year after such adoption are applied against the carrying value of long lived assets held for investment. Therefore, as a result of the adoption of Fresh Start Reporting, the pro forma statement of operations does not report the gain on sale of $11.7 million in net income, from the three real estate sales during the third quarter of fiscal 1997, but rather applies the $11.7 million as a reduction of the carrying value of the remaining assets held for investment.